Exhibit 10.2

ADDITIONAL SECURED DEBT DESIGNATION

January 3, 2017

Reference is made to the Collateral Agency Agreement dated as of June 14, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Agency Agreement”) among Gogo Inc., a Delaware corporation (the “Parent”), Gogo Intermediate Holdings LLC, a Delaware limited liability company (the “Company”), Gogo Finance Co. Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), the other Grantors from time to time party thereto, U.S. Bank National Association, as Trustee under the Indenture (as defined therein) and U.S. Bank National Association, as Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Agency Agreement. This Additional Secured Debt Designation is being executed and delivered in order to designate additional secured debt as either Priority Lien Debt or Junior Lien Debt entitled to the benefit of the Collateral Agency Agreement.

The undersigned, the duly appointed Executive Vice President and Chief Financial Officer of the Issuers hereby certifies on behalf of the Issuers that:

(A) The Issuers intend to incur additional Secured Debt (“Additional Secured Debt”) which will be Priority Lien Debt permitted by each applicable Secured Debt Document to be secured by a Priority Lien equally and ratably with all previously existing and future Priority Lien Debt;

(B) the name and address of the Secured Debt Representative for the Additional Secured Debt for purposes of Section 7.8 of the Collateral Agency Agreement is:

U.S. Bank National Association

190 S. LaSalle Street, 10th Floor

MK-IL-SLTR

Chicago, IL 60603

Attention: Global Corporate Trust & Escrow Services

Telephone: (312) 332-6781

Facsimile: (312) 332-8009

Email: linda.garcia@usbank.com

(C) Each of the Issuers and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Secured Debt is secured by the Collateral in accordance with the Security Documents;

(D) Attached as Exhibit 1 hereto is a Reaffirmation Agreement duly executed by the Issuers and each other Grantor and Guarantor, and

(E) the Issuers have caused a copy of this Additional Secured Debt Designation and the related Collateral Agency Joinder to be delivered to each existing Secured Debt Representative.

[Signature pages follow]

2

IN WITNESS WHEREOF, the Issuers have caused this Additional Secured Debt Designation to be duly executed by the undersigned officer as of the date first set forth above.

GOGO INTERMEDIATE HOLDINGS LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President and Chief Financial Officer

GOGO FINANCE CO. INC.

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Additional Secured Debt Designation]

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Agent under the Collateral Agency Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Debt Designation.

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Linda E. Garcia
	Name:	Linda E. Garcia
	Title:	Vice President

[Signature Page to Additional Secured Debt Designation]

Exhibit 1

Reaffirmation Agreement

Exhibit 1

REAFFIRMATION AGREEMENT

Reference is made to the Collateral Agency Agreement dated as of June 14, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Agency Agreement”) among Gogo Inc., a Delaware corporation (the “Parent”), Gogo Intermediate Holdings LLC, a Delaware limited liability company (the “Company”), Gogo Finance Co. Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), the other Grantors from time to time party thereto, U.S. Bank National Association, as Trustee under the Indenture (as defined therein) and U.S. Bank National Association, as Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Agency Agreement. This Reaffirmation Agreement is being executed and delivered as of January 3, 2017 in connection with an Additional Secured Debt Designation of even date herewith which Additional Secured Debt Designation has designated additional secured debt as either Priority Lien Debt or Junior Lien Debt (as described therein) entitled to the benefit of the Collateral Agency Agreement.

Each of the undersigned hereby consents to the designation of additional secured debt as Priority Lien Debt as set forth in the Additional Secured Debt Designation of even date herewith and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Priority Lien Documents to which it is party, and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each Priority Lien Document to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and such additional secured debt shall be entitled to all of the benefits of such Priority Lien Documents.

Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Agency Agreement will apply with like effect to this Reaffirmation Agreement.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation Agreement to be duly executed as of the date first set forth above.

GOGO INC.

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President and Chief Financial Officer

GOGO INTERMEDIATE HOLDINGS LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President and Chief Financial Officer

GOGO FINANCE CO. INC.

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President and Chief Financial Officer

GOGO BUSINESS AVIATION LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President and Chief Financial Officer

GOGO LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President and Chief Financial Officer

AC BIDCO LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Reaffirmation Agreement]